UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: January 31
Date of reporting period: January 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JANUARY 31, 2008

Legg Mason Partners
Variable Lifestyle Series

Legg Mason Partners Variable
Lifestyle Allocation 85%

Legg Mason Partners Variable
Lifestyle Allocation 70%

Legg Mason Partners Variable
Lifestyle Allocation 50%

Managed by LEGG MASON GLOBAL ASSET ALLOCATION, LLC

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Lifestyle Series

Legg Mason Partners Variable Lifestyle Series (“Variable Lifestyle Series”) consists of separate investment Portfolios, each with its own investment objective and policies. Each Portfolio offers different levels of potential return and involves different levels of risk.

The Portfolios are separate investment series of the Legg Mason Partners Variable
Equity Trust, a Maryland business trust.

What’s inside

Letter from the chairman	I

Portfolios overview	1

Portfolios at a glance	7

Portfolios expenses	10

Portfolios performance	12

Historical performance	15

Schedules of investments	18

Statements of assets and liabilities	21

Statements of operations	22

Statements of changes in net assets	23

Financial highlights	26

Notes to financial statements	29

Report of independent registered public accounting firm	37

Board approval of management and subadvisory agreements	38

Additional information	46

Important tax information	55

Legg Mason Partners Fund Advisors, LLC (“LMPFA”) is each Portfolio’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Portfolio’s subadviser. LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended January 31, 2008, it weakened significantly as the period progressed. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8% and third quarter GDP growth accelerated to 4.9%, its strongest showing in four years. However, continued weakness in the housing market and an ongoing credit crunch took their toll on the economy during the last three months of 2007. During this period, the preliminary estimate for GDP growth was 0.6%. Recently, there have been additional signs of an economic slowdown, leading some to believe that the U.S. may be headed for a recession. The U.S. Commerce Department reported that consumer spending rose an anemic 0.3% in December 2007, the weakest growth rate in 15 months. Elsewhere, the U.S. Department of Labor estimated that non-farm payroll employment fell 22,000 in January 2008, the first monthly decline in more than four years.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of 2007. In January 2008, the Fed continued to aggressively ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%, its lowest level since May 2005. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

The U.S. stock market was not for the faint of heart during the 12-month reporting period. After rising in three of the first four months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply during the last three months of the period due to mounting losses related to subprime mortgages and fears of recession in 2008. The market’s mounting woes were evident in January 2008, as the S&P 500 Indexiv fell 6.00%—its worst performance in the month of January since 1990. All told, the S&P 500 Index returned -2.31% during the 12 months ended January 31, 2008.

Legg Mason Partners Variable Lifestyle Series   I

Letter from the chairman continued

Looking at U.S. stock prices more closely, there were few bright spots, as the market’s weakness was broad in scope. Large-cap stocks outperformed their mid- and small-cap counterparts on a relative basis, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned -2.45%, -4.51% and -9.79%, respectively, during the 12 months ended January 31, 2008. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 0.07% and -6.20%, respectively.

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling early in the period, yields then moved steadily higher during much of the second quarter of 2007. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions.

Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended January 31, 2008, two-year Treasury yields fell from 4.94% to 2.17%. Over the same time frame, 10-year Treasury yields fell from 4.83% to 3.67%. The U.S. yield curvex steepened during the reporting period. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexxi, returned 8.81%.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolios’ fiscal year and to learn how those conditions have affected the Portfolios’ performance.

Special shareholder notices

Legg Mason Partners Variable Lifestyle Allocation 85%
Legg Mason Partners Variable Lifestyle Allocation 70%
Legg Mason Partners Variable Lifestyle Allocation 50%

Effective April 30, 2007, the Portfolios’ subadviser changed to Legg Mason Global Asset Allocation, LLC (“LMGAA”). LMGAA provides the day-to-day portfolio management of the Portfolios, except for the management of cash and short-term instruments, which is performed by the Portfolios’ investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and is a recently organized investment adviser that has been formed to provide asset allocation advisory services for the Portfolios. LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason, Inc.

Effective January 25, 2008, the Portfolios’ asset allocations were updated to include allocation of a portion of their assets to the Legg Mason Partners Mid Cap Core Fund. The Target Allocations and Target Ranges of the underlying funds have been adjusted to accommodate the addition of this fund.

Information about your portfolios

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolios’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolios’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolios are not in a position to predict the outcome of these requests and investigations.

II   Legg Mason Partners Variable Lifestyle Series

Important information with regard to recent regulatory developments that may affect each Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 7, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xi	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Variable Lifestyle Series   III

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Portfolios overview

The Legg Mason Partners Variable Lifestyle Series (the “Variable Lifestyle Series”) consists of three portfolio investment options (the “Portfolios”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Variable Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Variable Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt—each of which carries a varying degree of risk/reward potential.
Q. What were the overall market conditions during the Portfolios’ reporting period?

A. The global equity markets were extremely volatile and performed poorly during the fiscal year. Investors were faced with numerous challenges during the period, including moderating economic growth, decelerating corporate profits and concerns over the impact of weakness in the housing market and the resulting fallout in credit markets. For the 12-month period ended January 31, 2008, the overall domestic stock market, as measured by the S&P 500 Indexi, returned -2.31%. Over the same time frame, the Russell 1000 Indexii of large-cap U.S. stocks produced a total return of -2.45%. Small-cap U.S. stocks performed even worse, with the Russell 2000 Indexiii returning -9.79% over the same period. While international stocks outperformed their U.S. counterparts, they too generated disappointing performance. For the 12 months ended January 31, 2008, the MSCI EAFE Indexiv produced a total return of 0.22%.

Given mounting economic uncertainties and the turmoil in the global stock markets, investors became increasingly risk averse during the fiscal year. This aided the overall bond market and helped it to outperform stocks for the period. The yield on 10-year U.S. Treasury bonds fell from 4.83% at the start of the period to 3.67% at the end. The two-year Treasury yield fell even more dramatically, from 4.94% to 2.17%. Bond prices move inversely with yields, so the drop in yields meant bond prices rose. The Lehman Brothers U.S. Aggregate Indexv, which measures investment grade bonds, produced a solid 8.81% total return for the 12 months ended January 31, 2008. Within the investment grade universe, government bonds performed better than their corporate bond counterparts, as investors preferred to buy the highest quality bonds they could find. Non-investment grade bonds performed poorly, as credit spreads widened. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexvi had a total return of -0.44% for the period.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   1

Portfolios overview continued

Legg Mason Partners Variable Lifestyle Allocation 85%
Target Asset Allocation1

Legg Mason Partners Variable Lifestyle Allocation 85% seeks capital appreciation by investing 85% of its assets in underlying funds that invest principally in equity securities and 15% in funds that invest principally in fixed-income securities.
Performance review
For the 12 months ended January 31, 2008, Legg Mason Partners Variable Lifestyle Allocation 85%2 returned -3.87%. The Portfolio’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index, the Russell 3000 Indexvii and the Lifestyle Allocation 85% Composite Benchmarkviii, returned 8.81%, -3.08% and -2.12%, respectively, over the same time frame. The Lipper Variable Multi-Cap Core Funds Category Average3 returned -1.88% for the same period.

   PERFORMANCE SNAPSHOT as of January 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Lifestyle Allocation 85%[2]	-5.28%	-3.87%

Lehman Brothers U.S. Aggregate Index	6.82%	8.81%

Russell 3000 Index	-4.54%	-3.08%

Lifestyle Allocation 85% Composite Benchmark	-4.17%	-2.12%

Lipper Variable Multi-Cap Core Funds Category Average[3]	-4.65%	-1.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Investment returns reflect the performance of the Portfolio with allocations to underlying funds different than those in which the Portfolio currently invests and different Target Allocations and Target Ranges. Therefore, investment performance based on the Portfolio’s current underlying funds and allocations may differ.

   TOTAL ANNUAL OPERATING EXPENSES† (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, as supplemented November 20, 2007, the gross total operating expenses for the Portfolio were 0.87%.

As a result of a contractual expense limitation, the ratio of expenses, other than, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.20% until November 30, 2008.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for the Legg Mason Partners Variable Lifestyle Allocation 85%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocations and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Board of Trustees of the Portfolio.

[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 231 funds for the six-month period and among the 216 funds for the 12-month period in the Portfolio’s Lipper category.

† Includes expenses of the underlying funds in which the Portfolio invests.

2   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Legg Mason Partners Variable Lifestyle Allocation 70%
Target Asset Allocation1

Legg Mason Partners Variable Lifestyle Allocation 70% seeks long-term growth of capital by investing 70% of its assets in underlying funds that invest principally in equity securities and 30% in funds that invest principally in fixed-income securities.
Performance review
For the 12 months ended January 31, 2008, Legg Mason Partners Variable Lifestyle Allocation 70%2 returned -1.64%. The Portfolio’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkix, returned 8.81%, -3.08% and -0.18%, respectively, over the same time frame. The Lipper Variable Multi-Cap Core Funds Category Average3 returned -1.88% for the same period.

   PERFORMANCE SNAPSHOT as of January 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Lifestyle Allocation 70%[2]	-2.96%	-1.64%

Lehman Brothers U.S. Aggregate Index	6.82%	8.81%

Russell 3000 Index	-4.54%	-3.08%

Lifestyle Allocation 70% Composite Benchmark	-2.19%	-0.18%

Lipper Variable Multi-Cap Core Funds Category Average[3]	-4.65%	-1.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Investment returns reflect the performance of the Portfolio with allocations to underlying funds different than those in which the Portfolio currently invests and different Target Allocations and Target Ranges. Therefore, investment performance based on the Portfolio’s current underlying funds and allocations may differ.

   TOTAL ANNUAL OPERATING EXPENSES† (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, as supplemented November 20, 2007, the gross total operating expenses for the Portfolio were 0.79%.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.20% until November 30, 2008.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for the Legg Mason Partners Variable Lifestyle Allocation 70%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocations and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Board of Trustees of the Portfolio.

[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 231 funds for the six-month period and among the 216 funds for the 12-month period in the Portfolio’s Lipper category.

† Includes expenses of the underlying funds in which the Portfolio invests.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   3

Portfolios overview continued

Legg Mason Partners Variable Lifestyle Allocation 50%
Target Asset Allocation1

Legg Mason Partners Variable Lifestyle Allocation 50% seeks a balance of growth of capital and income by investing 50% of its assets in underlying funds that invest principally in equity securities and 50% in funds that invest principally in fixed-income securities.
Performance review
For the 12 months ended January 31, 2008, Legg Mason Partners Variable Lifestyle Allocation 50%2 returned -0.01%. The Portfolio’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkx, returned 8.81%, -2.45% and 1.97%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average3 increased 0.87% for the same period.

   PERFORMANCE SNAPSHOT as of January 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Lifestyle Allocation 50%[2]	-0.92%	-0.01%

Lehman Brothers U.S. Aggregate Index	6.82%	8.81%

Russell 1000 Index	-4.27%	-2.45%

Lifestyle Allocation 50% Composite Benchmark	0.16%	1.97%

Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[3]	-1.93%	0.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Investment returns reflect the performance of the Portfolio with allocations to underlying funds different than those in which the Portfolio currently invests and different Target Allocations and Target Ranges. Therefore, investment performance based on the Portfolio’s current underlying funds and allocations may differ.

   TOTAL ANNUAL OPERATING EXPENSES† (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, as supplemented November 20, 2007, the gross total operating expenses for the Portfolio were 0.72%.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.20% until November 30, 2008.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for the Legg Mason Partners Variable Lifestyle Allocation 50%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocations and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Board of Trustees of the Portfolio.

[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 185 funds for the six-month period and among the 178 funds for the 12-month period in the Portfolio’s Lipper category.

† Includes expenses of the underlying funds in which the Portfolio invests.

4   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Q. What were the leading contributors and detractors to performance?

A. Given the fact that stock markets generally underperformed bond markets for the 12 months ended January 31, 2008, the Portfolios with higher allocations to underlying bond funds performed better than the Portfolios with higher allocations to underlying stock funds.

For the reporting period, the underlying funds which were the leading contributors to performance were Western Asset Absolute Return Portfolio, Western Asset Core Plus Bond Portfolio and Legg Mason Partners Appreciation Fund. In contrast, the underlying funds which were the largest detractors from performance were Legg Mason Value Trust, Inc., Legg Mason American Leading Companies Trust and Legg Mason Opportunity Trust.

Q. Were there any significant changes to the Portfolios during the period?

A. We made one significant change to the Portfolios during the period. We added Legg Mason Partners Mid Cap Core Fund to the Portfolios just before the end of the reporting period. In order to do this, we reduced our exposure to certain other underlying funds. In Legg Mason Partners Variable Lifestyle Allocation 85%, we eliminated our position in Legg Mason Opportunity Trust. In Legg Mason Partners Variable Lifestyle Allocation 70% and Legg Mason Partners Variable Lifestyle Allocation 50%, we trimmed (but did not eliminate) our positions in Royce Value Fund and Legg Mason Partners Small Cap Growth Fund.

Thank you for your investment in Legg Mason Partners Variable Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolios’ investment goals.

Sincerely,

Steven Bleiberg
Portfolio Manager
Legg Mason Global Asset Allocation, LLC

February 19, 2008

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   5

Portfolios overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Variable Lifestyle Allocation 85%, Variable Lifestyle Allocation 70%, Variable Lifestyle Allocation 50%: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. As interest rates rise, bond prices fall, reducing the value of the Portfolios’ share prices. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolios’ prospectuses for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii	The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Lehman Brothers U.S. Aggregate Index and 5% Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix	The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Lehman Brothers U.S. Aggregate Index and 5% Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]	The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Lehman Brothers U.S. Aggregate Index and 7% Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

6   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Portfolios at a glance (unaudited)

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% BREAKDOWN As of — January 31, 2008†

As a Percentage of Total Long-Term Investments

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   7

Portfolios at a glance (unaudited) continued

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 70% BREAKDOWN As of — January 31, 2008†

As a Percentage of Total Long-Term Investments

8   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% BREAKDOWN As of — January 31, 2008†

As a Percentage of Total Long-Term Investments

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   9

Portfolios expenses (unaudited)

Example

As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction cost and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2007 and held for the six months ended January 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return[2]	Value	Value	Ratio[3]	the Period[4]
Legg Mason Partners Variable Lifestyle Allocation 85%	-5.28%	$1,000.00	$947.20	0.28%	$1.37

Legg Mason Partners Variable Lifestyle Allocation 70%	-2.96	1,000.00	970.40	0.28	1.39

Legg Mason Partners Variable Lifestyle Allocation 50%	-0.92	1,000.00	990.80	0.26	1.30

[1]	For the six months ended January 31, 2008.

[2]	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the underlying funds in which each Portfolio invests.

[4]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolios and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolios with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio[2]	the Period[3]
Legg Mason Partners Variable Lifestyle Allocation 85%	5.00%	$1,000.00	$1,023.79	0.28	$1.43

Legg Mason Partners Variable Lifestyle Allocation 70%	5.00	1,000.00	1,023.79	0.28	1.43

Legg Mason Partners Variable Lifestyle Allocation 50%	5.00	1,000.00	1,023.89	0.26	1.33

[1]	For the six months ended January 31, 2008.

[2]	The expense ratios do not include expenses of the underlying funds in which each Portfolio invests.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   11

Portfolios performance (unaudited)
Legg Mason Partners Variable Lifestyle Allocation 85%

   AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 1/31/08	(3.87)%

Five Years Ended 1/31/08	11.92

Ten Years Ended 1/31/08	4.52

   CUMULATIVE TOTAL RETURN†

Ten Years Ended 1/31/08	55.56%

†	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Legg Mason Partners Variable Lifestyle Allocation 70%

   AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 1/31/08	(1.64)%

Five Years Ended 1/31/08	10.30

Ten Years Ended 1/31/08	4.02

   CUMULATIVE TOTAL RETURN†

Ten Years Ended 1/31/08	48.30%

†	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   13

Portfolios performance (unaudited) continued
Legg Mason Partners Variable Lifestyle Allocation 50%

   AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 1/31/08	(0.01)%

Five Years Ended 1/31/08	7.75

Ten Years Ended 1/31/08	5.04

   CUMULATIVE TOTAL RETURN†

Ten Years Ended 1/31/08	63.56%

†	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

14   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% VS.
BENCHMARK INDEXES† — January 31, 1998 - January 31, 2008

†	Hypothetical illustration of $10,000 invested on January 31, 1998. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2008. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Lehman Brothers U.S. Aggregate Index and 5% Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   15

Historical performance (unaudited) continued

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 70% VS. BENCHMARK INDEXES† — January 31, 1998 - January 31, 2008

†	Hypothetical illustration of $10,000 invested on January 31, 1998. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2008. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Lehman Brothers U.S. Aggregate Index and 5% Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

16   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% VS.
BENCHMARK INDEXES† — January 31, 1998 - January 31, 2008

†	Hypothetical illustration of $10,000 invested on January 31, 1998. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2008. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Lehman Brothers U.S. Aggregate Index and 7% Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   17

Schedules of investments
January 31, 2008

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85%

SHARES	SECURITY	VALUE
INVESTMENTS IN UNDERLYING FUNDS — 99.8%

442,146	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Class Shares	$7,989,576

187,308	Legg Mason Investors Trust, Inc. — Legg Mason American Leading Cos. Trust, Institutional Class Shares	4,233,170

	Legg Mason Partners Equity Trust:
108,955	Legg Mason Partners Aggressive Growth Fund, Class I Shares*	12,719,433

292,386	Legg Mason Partners Appreciation Fund, Class I Shares	4,248,364

796,101	Legg Mason Partners International All Cap Opportunity Fund, Class I Shares	8,104,303

343,339	Legg Mason Partners Large Cap Growth Fund, Class I Shares*	8,312,241

203,302	Legg Mason Partners Mid Cap Core Fund, Class I Shares	4,086,369

397,149	Legg Mason Partners Small Cap Growth Fund, Class I Shares†	6,147,868

127,635	Legg Mason Value Trust, Inc., Institutional Class Shares	8,274,563

628,644	The Royce Fund — Royce Value Fund, Institutional Class Shares	6,456,172

	Western Asset Funds, Inc.:
437,219	Western Asset Absolute Return Portfolio, Institutional Class Shares	4,464,005

403,306	Western Asset Core Plus Bond Portfolio, Institutional Class Shares	4,162,122

455,884	Western Asset High Yield Portfolio, Institutional Class Shares	4,312,660

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $79,940,805)	83,510,846

FACE
AMOUNT
SHORT-TERM INVESTMENT — 0.4%

	Repurchase Agreement — 0.4%

$372,000	Interest in $906,871,000 joint tri-party repurchase agreement dated 1/31/08 with Greenwich Capital Markets Inc., 2.850% due 2/1/08; Proceeds at maturity — $372,029; (Fully collateralized by various U.S. government agency obligations, 3.250% to 6.210% due 5/15/08 to 8/6/38; Market value — $379,441) (Cost — $372,000)	$372,000

	TOTAL INVESTMENTS — 100.2% (Cost — $80,312,805#)	83,882,846

	Liabilities in Excess of Other Assets — (0.2)%	(205,295)

	TOTAL NET ASSETS — 100.0%	$83,677,551

*	Non-income producing security.

† Effective March 2, 2007, Legg Mason Partners Small Cap Growth Fund I was renamed Legg Mason Partners Small Cap Growth Fund.

#	Aggregate cost for federal income tax purposes is $81,724,641.

See Notes to Financial Statements.

18   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 70%

SHARES	SECURITY	VALUE
INVESTMENTS IN UNDERLYING FUNDS — 99.6%

422,898	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Class Shares	$7,641,767

	Legg Mason Partners Equity Trust:
92,738	Legg Mason Partners Aggressive Growth Fund, Class I Shares*	10,826,199

746,442	Legg Mason Partners Appreciation Fund, Class I Shares	10,845,800

729,433	Legg Mason Partners Fundamental Value Fund, Class I Shares	10,824,786

761,817	Legg Mason Partners International All Cap Opportunity Fund, Class I Shares	7,755,296

243,032	Legg Mason Partners Mid Cap Core Fund, Class I Shares	4,884,941

356,132	Legg Mason Partners Small Cap Growth Fund, Class I Shares†	5,512,920

162,839	Legg Mason Value Trust, Inc., Institutional Class Shares	10,556,859

555,273	The Royce Fund — Royce Value Fund, Institutional Class Shares	5,702,656

	Western Asset Funds, Inc.:
1,117,848	Western Asset Absolute Return Portfolio, Institutional Class Shares	11,413,229

1,610,357	Western Asset Core Plus Bond Portfolio, Institutional Class Shares	16,618,885

582,320	Western Asset High Yield Portfolio, Institutional Class Shares	5,508,747

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $109,665,530)	108,092,085

FACE
AMOUNT
SHORT-TERM INVESTMENT — 0.4%

	Repurchase Agreement — 0.4%

$372,000	Interest in $906,871,000 joint tri-party repurchase agreement dated 1/31/08 with Greenwich Capital Markets Inc., 2.850% due 2/1/08; Proceeds at maturity- $372,029; (Fully collateralized by various U.S. government agency obligations, 3.250% to 6.210% due 5/15/08 to 8/6/38; Market value — $379,441) (Cost — $372,000)	$372,000

	TOTAL INVESTMENTS — 100.0% (Cost — $110,037,530#)	108,464,085

	Other Assets in Excess of Liabilities — 0.0%	36,413

	TOTAL NET ASSETS — 100.0%	$108,500,498

*	Non-income producing security.

† Effective March 2, 2007, Legg Mason Partners Small Cap Growth Fund I was renamed Legg Mason Partners Small Cap Growth Fund.

#	Aggregate cost for federal income tax purposes is $110,473,254.

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   19

Schedule of investments continued
January 31, 2008

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50%

SHARES	SECURITY	VALUE
INVESTMENTS IN UNDERLYING FUNDS — 99.5%

509,717	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Class Shares	$9,210,578

	Legg Mason Partners Equity Trust:
117,402	Legg Mason Partners Aggressive Growth Fund, Class I Shares*	13,705,569

944,900	Legg Mason Partners Appreciation Fund, Class I Shares	13,729,400

923,358	Legg Mason Partners Fundamental Value Fund, Class I Shares	13,702,630

918,248	Legg Mason Partners International All Cap Opportunity Fund, Class I Shares	9,347,763

436,133	Legg Mason Partners Mid Cap Core Fund, Class I Shares	8,766,276

464,356	Legg Mason Partners Small Cap Growth Fund, Class I Shares†	7,188,224

206,139	Legg Mason Value Trust, Inc., Institutional Class Shares	13,364,001

715,547	The Royce Fund — Royce Value Fund, Institutional Class Shares	7,348,669

	Western Asset Funds, Inc.:
2,627,913	Western Asset Absolute Return Portfolio, Institutional Class Shares	26,830,988

5,884,640	Western Asset Core Plus Bond Portfolio, Institutional Class Shares	60,729,483

1,474,261	Western Asset High Yield Portfolio, Institutional Class Shares	13,946,510

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $202,548,028)	197,870,091

FACE
AMOUNT
SHORT-TERM INVESTMENT — 0.4%

	Repurchase Agreement — 0.4%

$720,000	Interest in $906,871,000 joint tri-party repurchase agreement dated 1/31/08 with Greenwich Capital Markets Inc., 2.850% due 2/1/08; Proceeds at maturity — $720,057; (Fully collateralized by various U.S. government agency obligations, 3.250% to 6.210% due 5/15/08 to 8/6/38; Market value — $734,401) (Cost — $720,000)	$720,000

	TOTAL INVESTMENTS — 99.9% (Cost — $203,268,028#)	198,590,091

	Other Assets in Excess of Liabilities — 0.1%	271,625

	TOTAL NET ASSETS — 100.0%	$198,861,716

*	Non-income producing security.

† Effective March 2, 2007, Legg Mason Partners Small Cap Growth Fund I was renamed Legg Mason Partners Small Cap Growth Fund.

#	Aggregate cost for federal income tax purposes is $205,993,160.

See Notes to Financial Statements.

20   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Statements of assets and liabilities
January 31, 2008

	Legg Mason	Legg Mason	Legg Mason
	Partners	Partners	Partners
	Variable	Variable	Variable
	Lifestyle	Lifestyle	Lifestyle
	Allocation	Allocation	Allocation
	85%	70%	50%
ASSETS:

Investments, at cost	$80,312,805	$110,037,530	$203,268,028

Investments, at value	83,882,846	108,464,085	198,590,091

Cash	447	776	470

Dividends and interest receivable	36,385	120,350	375,263

Receivable for Fund shares sold	24,248	76,227	—

Receivable for securities sold	—	93,190	132,511

Prepaid expenses	1,316	1,711	2,339

Total Assets	83,945,242	108,756,339	199,100,674

LIABILITIES:

Payable for securities purchased	170,489	—	—

Payable for Fund shares repurchased	36,961	192,383	172,632

Trustees’ fees payable	950	1,531	2,450

Accrued expenses	59,291	61,927	63,876

Total Liabilities	267,691	255,841	238,958

TOTAL NET ASSETS	$83,677,551	$108,500,498	$198,861,716

NET ASSETS:

Par value (Note 4)	$66	$99	$165

Paid-in capital in excess of par value	100,631,585	136,133,357	199,836,735

Undistributed net investment income	120,116	177,914	438,892

Accumulated net realized gain (loss) on investments, sales of Underlying Funds, capital gain distributions from Underlying Funds and foreign currency transactions	(20,644,257)	(26,237,427)	3,263,861

Net unrealized appreciation (depreciation) on Underlying Funds	3,570,041	(1,573,445)	(4,677,937)

TOTAL NET ASSETS	$83,677,551	$108,500,498	$198,861,716

Shares Outstanding	6,565,222	9,918,277	16,518,032

Net Asset Value	$12.75	$10.94	$12.04

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   21

Statements of operations
For the Year Ended January 31, 2008

	Legg Mason	Legg Mason	Legg Mason
	Partners	Partners	Partners
	Variable	Variable	Variable
	Lifestyle	Lifestyle	Lifestyle
	Allocation	Allocation	Allocation
	85%	70%	50%
INVESTMENT INCOME:

Income distributions from Underlying Funds	$1,180,309	$2,719,605	$6,830,856

Short-term capital gains distributions from Underlying Funds	629,511	940,789	1,517,542

Interest	18,055	26,556	43,698

Less: Foreign tax withheld	(33,534)	(33,082)	(39,374)

Total Investment Income	1,794,341	3,653,868	8,352,722

EXPENSES:

Investment management fees (Note 2)	237,165	361,468	641,292

Legal fees	9,721	13,678	13,739

Shareholder reports	7,202	4,011	4,799

Audit and tax	4,161	4,161	4,145

Trustees’ fees	879	1,274	2,146

Insurance	494	639	879

Custody fees	122	132	167

Interest Expense	89	—	—

Transfer agent fees	30	30	25

Miscellaneous expenses	461	498	636

Total Expenses	260,324	385,891	667,828

Less: Fees paid indirectly (Note 1)	(107)	—	—

Net Expenses	260,217	385,891	667,828

NET INVESTMENT INCOME	1,534,124	3,267,977	7,684,894

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SALES OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions (Note 5)	(44,006)	—	—

Sales of Underlying Funds	(663,985)	325,677	(387,665)

Capital gain distributions from Underlying Funds	4,839,530	5,854,438	7,431,263

Foreign currency transactions	268	414	—

Net Realized Gain	4,131,807	6,180,529	7,043,598

Change in Net Unrealized Appreciation/Depreciation From Underlying Funds	(9,231,036)	(10,827,602)	(14,479,905)

Net Loss on Investments, Sales of Underlying Funds, Capital Gain Distributions From Underlying Funds and Foreign Currency Transactions	(5,099,229)	(4,647,073)	(7,436,307)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(3,565,105)	$(1,379,096)	$248,587

See Notes to Financial Statements.

22   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Statements of changes in net assets
Legg Mason Partners Variable Lifestyle Allocation 85%

FOR THE YEARS ENDED JANUARY 31,	2008	2007
OPERATIONS:

Net investment income	$1,534,124	$823,277

Net realized gain	4,131,807	13,652,541

Change in net unrealized appreciation/depreciation	(9,231,036)	(8,277,157)

Increase (Decrease) in Net Assets From Operations	(3,565,105)	6,198,661

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(1,420,008)	(848,122)

Net realized gains	(5,093,948)	—

Decrease in Net Assets From Distributions to Shareholders	(6,513,956)	(848,122)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	20,919,036	811,062

Reinvestment of distributions	6,513,956	848,122

Cost of shares repurchased	(15,630,433)	(19,118,130)

Increase (Decrease) in Net Assets From Fund Share Transactions	11,802,559	(17,458,946)

Increase (Decrease) in Net Assets	1,723,498	(12,108,407)

NET ASSETS:

Beginning of year	81,954,053	94,062,460

End of year*	$83,677,551	$81,954,053

* Includes undistributed net investment income of:	$120,116	$7,130

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   23

Statements of changes in net assets continued
Legg Mason Partners Variable Lifestyle Allocation 70%

FOR THE YEARS ENDED JANUARY 31,	2008	2007
OPERATIONS:

Net investment income	$3,267,977	$2,443,662

Net realized gain	6,180,529	18,183,031

Change in net unrealized appreciation/depreciation	(10,827,602)	(10,695,583)

Increase (Decrease) in Net Assets From Operations	(1,379,096)	9,931,110

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(3,200,011)	(2,463,115)

Net realized gains	(1,984,918)	—

Decrease in Net Assets From Distributions to Shareholders	(5,184,929)	(2,463,115)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	6,499,456	1,103,416

Reinvestment of distributions	5,184,929	2,463,115

Cost of shares repurchased	(26,315,214)	(27,981,101)

Decrease in Net Assets From Fund Share Transactions	(14,630,829)	(24,414,570)

DECREASE IN NET ASSETS	(21,194,854)	(16,946,575)

NET ASSETS:

Beginning of year	129,695,352	146,641,927

End of year*	$108,500,498	$129,695,352

*Includes undistributed net investment income of:	$177,914	$111,003

See Notes to Financial Statements.

24   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Legg Mason Partners Variable Lifestyle Allocation 50%

FOR THE YEARS ENDED JANUARY 31,	2008	2007
OPERATIONS:

Net investment income	$7,684,894	$6,234,346

Net realized gain	7,043,598	17,934,862

Change in net unrealized appreciation/depreciation	(14,479,905)	(6,627,642)

Increase in Net Assets From Operations	248,587	17,541,566

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(7,600,019)	(6,319,915)

Net realized gains	(1,950,292)	—

Decrease in Net Assets From Distributions to Shareholders	(9,550,311)	(6,319,915)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	15,164,877	5,692,218

Reinvestment of distributions	9,550,311	6,319,915

Cost of shares repurchased	(41,482,242)	(45,773,006)

Decrease in Net Assets From Fund Share Transactions	(16,767,054)	(33,760,873)

DECREASE IN NET ASSETS	(26,068,778)	(22,539,222)

NET ASSETS:

Beginning of year	224,930,494	247,469,716

End of year*	$198,861,716	$224,930,494

* Includes undistributed net investment income of:	$438,892	$355,459

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   25

Financial highlights
Legg Mason Partners Variable Lifestyle Allocation 85%

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

	2008	2007[1]	2006[1]	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR	$14.39	$13.46	$12.06	$11.62	$8.07

INCOME (LOSS) FROM OPERATIONS:

Net investment income[2]	0.24	0.14	0.06	0.05	0.05

Net realized and unrealized gain (loss)	(0.71)	0.94	1.40	0.44	3.56

Total income (loss) from operations	(0.47)	1.08	1.46	0.49	3.61

LESS DISTRIBUTIONS FROM:

Net investment income	(0.22)	(0.15)	(0.06)	(0.05)	(0.06)

Net realized gains	(0.95)	—	—	—	—

Total distributions	(1.17)	(0.15)	(0.06)	(0.05)	(0.06)

NET ASSET VALUE, END OF YEAR	$12.75	$14.39	$13.46	$12.06	$11.62

Total return[3]	(3.87)%	8.02%	12.11%	4.18%	44.79%

NET ASSETS, END OF YEAR (000S)	$83,678	$81,954	$94,062	$100,318	$110,156

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4]	0.32%[5,6]	0.38%[8]	0.35%	0.35%	0.35%

Net expenses[4]	0.32 [5,6,7]	0.37 [8,9]	0.35	0.35 [9]	0.35

Net investment income	1.87	0.97	0.50	0.38	0.50

PORTFOLIO TURNOVER RATE	19%	108%	50%	4%	2%

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[5]	Effective December 1, 2007, management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the Fund (other than brokerage, taxes and extraordinary expenses) to limit such expense to 0.20% until November 30, 2008.

[6]	The gross and net expense ratios included interest expense. Excluding interest expense, the gross and net expense ratios would have been the same.

[7]	Reflects fees paid indirectly.

[8]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Legg Mason Partners Variable Lifestyle Allocation 70%

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

	2008	2007[1]	2006[1]	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR:	$11.62	$10.96	$10.20	$9.98	$7.47

INCOME (LOSS) FROM OPERATIONS:

Net investment income[2]	0.33	0.22	0.16	0.16	0.15

Net realized and unrealized gain (loss)	(0.50)	0.66	0.76	0.22	2.51

Total income (loss) from operations	(0.17)	0.88	0.92	0.38	2.66

LESS DISTRIBUTIONS FROM:

Net investment income	(0.32)	(0.22)	(0.16)	(0.16)	(0.15)

Net realized gains	(0.19)	—	—	—	—

Total distributions	(0.51)	(0.22)	(0.16)	(0.16)	(0.15)

NET ASSET VALUE, END OF YEAR	$10.94	$11.62	$10.96	$10.20	$9.98

Total return[3]	(1.64)%	8.06%	9.08%	3.81%	35.66%

NET ASSETS, END OF YEAR (000S)	$108,500	$129,695	$146,642	$158,804	$173,641

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4]	0.32%[5]	0.38%[6]	0.35%	0.35%	0.35%

Net expenses[4]	0.32 [5]	0.37 [6,7]	0.35	0.35 [7]	0.35

Net investment income	2.67	1.82	1.47	1.54	1.67

PORTFOLIO TURNOVER RATE	15%	123%	53%	5%	0%[8]

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[5]	Effective December 1, 2007, management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the Fund (other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.20% until November 30, 2008.

[6]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   27

Financial highlights continued
Legg Mason Partners Variable Lifestyle Allocation 50%

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

	2008	2007[1]	2006[1]	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR	$12.61	$12.00	$11.71	$11.54	$9.59

INCOME (LOSS) FROM OPERATIONS:

Net investment income[2]	0.47	0.35	0.28	0.28	0.30

Net realized and unrealized gain (loss)	(0.45)	0.62	0.29	0.17	1.93

Total income from operations	0.02	0.97	0.57	0.45	2.23

LESS DISTRIBUTIONS FROM:

Net investment income	(0.47)	(0.36)	(0.28)	(0.28)	(0.28)

Net realized gains	(0.12)	—	—	—	—

Total distributions	(0.59)	(0.36)	(0.28)	(0.28)	(0.28)

NET ASSET VALUE, END OF YEAR	$12.04	$12.61	$12.00	$11.71	$11.54

Total return[3]	(0.01)%	8.09%	4.87%	3.88%	23.35%

NET ASSETS, END OF YEAR (000S)	$198,862	$224,930	$247,470	$268,870	$272,629

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4]	0.31%[5]	0.37%[6]	0.35%	0.35%	0.35%

Net expenses[4]	0.31 [5]	0.37 [6,7]	0.35	0.35 [7]	0.35

Net investment income	3.53	2.69	2.24	2.36	2.76

PORTFOLIO TURNOVER RATE	15%	96%	48%	17%	0%[8]

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[5]	Effective December 1, 2007, management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the Fund (other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.20% until November 30, 2008.

[6]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

28   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies

Legg Mason Partners Variable Lifestyle Allocation 85% (“Lifestyle Allocation 85%”), Legg Mason Partners Variable Lifestyle Allocation 70% (“Lifestyle Allocation 70%”) and Legg Mason Partners Variable Lifestyle Allocation 50% (“Lifestyle Allocation 50%”) (the “Funds”) are separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Funds were separate investment funds of Legg Mason Partners Lifestyle Series, Inc., a Maryland corporation, registered under the 1940 Act, as a non-diversified open-end management investment company and consisted of these Funds and six other funds. The Funds invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). Shares of the Funds are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans, including the affiliates of the investment manager.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these securities at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   29

Notes to financial statements continued

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(e) Fees paid indirectly. The Funds’ custodian calculates its fees based on the Funds’ average daily net assets. The fee is reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds’ intend to distribute substantially all of their taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2008, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

		Undistributed
		Net Investment	Undistributed	Paid-in
		Income	Realized Gains	Capital
Lifestyle Allocation 85%	(a)	$(1,398)	—	$1,398
	(b)	268	$(268)	—

Lifestyle Allocation 70%	(a)	(1,469)	—	1,469
	(b)	414	(414)	—

Lifestyle Allocation 50%	(c)	(1,442)	2	1,440

[a]	Reclassifications are primarily due to book/tax differences in the treatment of various items.

[b]	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

[c]	Reclassifications are primarily due to book/tax differences in the treatment of various items and rounding.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Funds’ investment manager. Prior to April 30, 2007, ClearBridge Advisors, LLC (“ClearBridge”) was the Funds’ subadviser.

30   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

On April 30, 2007, Legg Mason Global Asset Allocation, LLC (“LMGAA”) became each Fund’s subadviser. LMPFA, LMGAA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

Prior to December 1, 2007, under the investment management agreement, each Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.35% of each Fund’s average daily net assets. From this fee, all other expenses were paid by the manager.

Effective December 1, 2007, the management fee of 0.35% charged to the Funds, which covered all Funds’ expenses, was eliminated. The Funds now bear all expenses incurred in their operations, subject to LMPFA’s contractual agreement to waive fees and/or reimburse expenses incurred directly by the Funds, (other than brokerage, taxes, extraordinary expenses and underlying Funds’ fees and expenses), to 0.20% of the Funds’ average daily net assets until November 30, 2008.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds, except, in certain cases, for the management of cash and short-term instruments. For its services, LMPFA pays LMGAA 70% of the net management fee that it receives from the Funds. Effective December 1, 2007, LMPFA no longer pays LMGAA this fee.

In addition, the Funds indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and administrative fees ranged from 0.40% to 1.00% of the average daily net assets of the Underlying Funds.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Funds’ sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments, Inc. (“PFS”) and LMIS served as distributors of the Funds.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Lifestyle Allocation 85%	$27,257,084	$15,344,620

Lifestyle Allocation 70%	18,498,691	28,727,558

Lifestyle Allocation 50%	32,319,789	44,196,429

At January 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
	Appreciation	Depreciation	(Depreciation)
Lifestyle Allocation 85%	$10,929,710	$(8,771,505)	$2,158,205

Lifestyle Allocation 70%	7,391,407	(9,400,576)	(2,009,169)

Lifestyle Allocation 50%	6,253,097	(13,656,166)	(7,403,069)

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   31

Notes to financial statements continued

4.	Shares of beneficial interest

At January 31, 2008, the Trust had an unlimited number of shares authorized with a par value of $0.00001 per share. Prior to April 30, 2007, the Trust had 6.1 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each Fund were as follows:

	Year Ended	Year Ended
	January 31, 2008	January 31, 2007
Lifestyle Allocation 85%

Shares sold	1,512,773	59,233

Shares issued on reinvestment	463,891	59,990

Shares repurchased	(1,105,706)	(1,415,501)

Net increase (decrease)	870,958	(1,296,278)

Lifestyle Allocation 70%

Shares sold	552,621	99,550

Shares issued on reinvestment	446,030	215,813

Shares repurchased	(2,244,720)	(2,534,239)

Net decrease	(1,246,069)	(2,218,876)

Lifestyle Allocation 50%

Shares sold	1,184,346	466,779

Shares issued on reinvestment	765,437	507,228

Shares repurchased	(3,264,756)	(3,761,145)

Net decrease	(1,314,973)	(2,787,138)

5.	Redemptions-in-kind

During the year ended January 31, 2008, Lifestyle Allocation 85% received securities in lieu of cash proceeds from one of its Underlying Funds, Legg Mason Opportunity Trust, to satisfy redemptions.

Subsequently, the securities were sold. The realized gains and losses and currency gains and losses from these securities sales are noted in the statements of operations.

6.	Income tax information and distribution to shareholders

The tax character of distributions paid during the fiscal year ended January 31, 2008, were as follows:

	Lifestyle	Lifestyle	Lifestyle
	Allocation 85%	Allocation 70%	Allocation 50%
Distributions paid from:

Ordinary Income	$1,420,008	$3,200,011	$7,600,019

Net Long-term Capital Gains	5,093,948	1,984,918	1,950,292

Total Distributions Paid	$6,513,956	$5,184,929	$9,550,311

32   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

The tax character of distributions paid during the fiscal year ended January 31, 2007 were as follows:

	Lifestyle	Lifestyle	Lifestyle
	Allocation 85%	Allocation 70%	Allocation 50%
Distributions paid from:
Ordinary Income	$848,122	$2,463,115	$6,319,915

As of January 31,2008, the components of accumulated earnings on a tax basis were as follows:

	Lifestyle	Lifestyle	Lifestyle
	Allocation 85%	Allocation 70%	Allocation 50%
Undistributed ordinary income — net	$154,477	$211,105	$476,728

Undistributed long-term capital gains — net	550,965	91,511	5,988,993

Total undistributed earnings	705,442	302,616	6,465,721

Capital loss carryforward*	(19,783,386)	(25,893,214)	—

Other book/tax temporary differences	(34,361)[a]	(33,191)[a]	(37,836)[a]

Unrealized appreciation/(depreciation)	2,158,205 [b]	(2,009,169)[b]	(7,403,069)[b]

Total accumulated earnings/(losses) — net	$(16,954,100)	$(27,632,958)	$(975,184)

*	During the taxable year ended January 31, 2008, Lifestyle Allocation 85% utilized $4,104,268, Lifestyle Allocation 70% utilized $6,521,742, and Lifestyle Allocation 50% utilized $1,156,413, of each of their respective capital loss carryover available from prior years. As of January 31, 2008, the Funds had the following net capital loss carryfowards remaining:

	Lifestyle	Lifestyle
Year of Expiration	Allocation 85%	Allocation 70%
1/31/2011	$(1,102,933)	—

1/31/2012	(14,280,412)	$(12,404,012)

1/31/2013	(3,119,343)	(10,439,486)

1/31/2014	(1,280,698)	(3,049,716)

	$(19,783,386)	$(25,893,214)

These amounts will be available to offset any future taxable capital gains, subject to an annual limitation of $4,104,268 for Lifestyle Allocation 85% and $6,521,742 for Lifestyle Allocation 70% resulting from an ownership-change the Funds experienced in a prior year.

[a]	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

[b]	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7.	Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Funds, and CGM, a former distributor of the Funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Funds (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that,

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   33

Notes to financial statements continued

at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Funds, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

34   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendant’s motion to dismiss with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

9.	Other matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

10.	Recent accounting pronouncement

On September 20, 2006, the Financial Accounting Standard Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Variable Lifestyle Series 2008 Annual Report   35

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Legg Mason Partners Variable Lifestyle Allocation 85%, Legg Mason Partners Variable Lifestyle Allocation 70% and Legg Mason Partners Variable Lifestyle Allocation 50%, each a series of Legg Mason Partners Variable Equity Trust (formerly each a series of Legg Mason Partners Lifestyle Series, Inc.), as of January 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2008, by correspondence with the investee funds’ transfer agent and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Legg Mason Partners Variable Lifestyle Allocation 85%, Legg Mason Partners Variable Lifestyle Allocation 70% and Legg Mason Partners Variable Lifestyle Allocation 50%, as of January 31, 2008, and the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
March 25, 2008

36   Legg Mason Partners Variable Lifestyle Series 2008 Annual Report

Board approval of management and subadvisory
agreements (unaudited)

Legg Mason Partners Variable Lifestyle Allocation 85%

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars,

Legg Mason Partners Variable Lifestyle Series   37

Board approval of management and subadvisory
agreements (unaudited) continued

and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all multi-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for all time periods. The Board noted that the number of underlying fund investment options available to the Fund was expanded in 2007 and discussed with management the impact these additional investment options were expected to have on performance. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management the reasons for the Fund’s underperformance compared to the Performance Universe and the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. Prior to the Board’s consideration of the Agreements, the Manager informed the Board that the management fee payable by the Fund to the Manager would be eliminated and that the Manager would contractually undertake to limit Fund expenses.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of affiliated fund of funds underlying variable insurance products consisting of five multi-cap core fund of funds underlying variable insurance products and one large-cap core fund of funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of the Expense Group and all multi-cap core affiliated fund of funds and large-cap core affiliated fund of funds underlying variable insurance products (“Expense Universe”). This information showed that the Fund’s actual total expense ratio, after giving effect to the elimination of the Fund’s management fee, was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a

38   Legg Mason Partners Variable Lifestyle Series

whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable Lifestyle Allocation 70%

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the

Legg Mason Partners Variable Lifestyle Series   39

Board approval of management and subadvisory
agreements (unaudited) continued

past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all multi-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance

40   Legg Mason Partners Variable Lifestyle Series

to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for all time periods. The Board noted that the number of underlying fund investment options available to the Fund was expanded in 2007 and discussed with management the impact these additional investment options were expected to have on performance. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management the reasons for the Fund’s underperformance compared to the Performance Universe and the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. Prior to the Board’s consideration of the Agreements, the Manager informed the Board that the management fee payable by the Fund to the Manager would be eliminated and that the Manager would contractually undertake to limit Fund expenses.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of affiliated fund of funds underlying variable insurance products consisting of five multi-cap core fund of funds underlying variable insurance products and one large-cap core fund of funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of the Expense Group and all multi-cap core affiliated fund of funds and large-cap core affiliated fund of funds underlying variable insurance products (“Expense Universe”). This information showed that the Fund’s actual total expense ratio, after giving effect to the elimination of the Fund’s management fee, was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

Legg Mason Partners Variable Lifestyle Series   41

Board approval of management and subadvisory
agreements (unaudited) continued

The Board noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable Lifestyle Allocation 50%

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the

42   Legg Mason Partners Variable Lifestyle Series

Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for all time periods. The Board noted that the number of underlying fund investment options available to the Fund was expanded in 2007 and discussed with management the impact these additional investment options were expected to have on performance. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management the reasons for the Fund’s underperformance compared to the Performance Universe and the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Legg Mason Partners Variable Lifestyle Series   43

Board approval of management and subadvisory
agreements (unaudited) continued

Management fees and expense ratios
The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. Prior to the Board’s consideration of the Agreements, the Manager informed the Board that the management fee payable by the Fund to the Manager would be eliminated and that the Manager would contractually undertake to limit Fund expenses.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of affiliated fund of funds underlying variable insurance products consisting of four mixed-asset target allocation growth fund of funds underlying variable insurance products, two mixed-asset target allocation conservative fund of funds underlying variable insurance products and one mixed-asset target allocation moderate fund of funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of the Expense Group and all mixed-asset target allocation growth affiliated fund of funds, mixed-asset target allocation conservative affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds underlying variable insurance products (“Expense Universe”). This information showed that the Fund’s actual total expense ratio, after giving effect to the elimination of the Fund’s management fee, was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

44   Legg Mason Partners Variable Lifestyle Series

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable Lifestyle Series   45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Variable Equity Trust (the “Trust”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC, (“Legg Mason”), 620 Eighth Avenue New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past 5 years	Law Firm of Paul R. Ades, PLLC (Since 2000)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	None

ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1952

Position(s) held with fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past 5 years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	None

46   Legg Mason Partners Variable Lifestyle Series

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with fund[1]	Trustee

Term of office[1] and Length of time served[2]	Since 1981

Principal occupation(s) during past 5 years	Independent Consultant (since 1969); Professor Harvard Business School (1969 to 2007)

Number of portfolios in fund complex overseen by Trustee	49

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1934

Position(s) held with fund[1]	Trustee

Term of office[1] and Length of time Served[2]	Since 1981

Principal occupation(s) during past 5 years	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	None

FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with fund[1]	Trustee

Term of office[1] and Length of time served[2]	Since 1993

Principal occupation(s) during past 5 years	President of Avatar International, Inc. (Business Development) (since 1998)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Lifestyle Series   47

Additional information (unaudited) continued

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with fund[1]	Trustee

Term of office[1] and Length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past 5 years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	None

DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and Length of time served[2]	Since 1983

Principal occupation(s) during past 5 years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	None

JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with fund[1]	Trustee

Term of office[1] and Length of time served[2]	Since 1995

Principal occupation(s) during past 5 years	Retired

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	None

48   Legg Mason Partners Variable Lifestyle Series

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth Year	1942

Position(s) held with fund[1]	Trustee

Term of office[1] and Length of time served[2]	Since 1983

Principal occupation(s) during past 5 years	President of Young Stuff Apparel Group, Inc. (since 1963)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	None

JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with fund[1]	Trustee

Term of office[1] and Length of time served[2]	Since 2002

Principal occupation(s) during past 5 years	President; Murphy Capital Management (investment advice) (since 1983)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1948

Position(s) held with fund[1]	Trustee

Term of office[1] and Length of time served[2]	Since 1983

Principal occupation(s) during past 5 years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	Director, Citizens National Bank of St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners Variable Lifestyle Series   49

Additional information (unaudited) continued

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with fund[1]	Trustee

Term of Office[1] and Length of time served[2]	Since 1993

Principal occupation(s) during past 5 years	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)

Number of portfolios in fund complex overseen by Trustee	47

Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with fund[1]	Chairman, President and Chief Executive Officer

Term of office[1] and Length of time served[2]	Since 2002

Principal occupation(s) during past 5 years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	137

Other board member- ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

50   Legg Mason Partners Variable Lifestyle Series

OFFICERS
KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and Length of time served[2]	Since 2004

Principal occupation(s) during past 5 years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Number of portfolios in fund complex overseen by Trustee	N/A

Other board member- ships held by Trustee	N/A

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with fund[1]	Chief Compliance Officer

Term of office[1] and Length of time served[2]	Since 2006

Principal occupation(s) during past 5 years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	N/A

Other board member- ships held by Trustee	N/A

Legg Mason Partners Variable Lifestyle Series   51

Additional information (unaudited) continued

JOHN CHIOTA Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with fund[1]	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and Length of time served[2]	Since 2006

Principal occupation(s) during past 5 years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

Number of portfolios in fund complex overseen by Trustee	N/A

Other board member- ships held by Trustee	N/A

ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with fund	Secretary and Chief Legal Officer

Term of office[1] and Length of time served[2]	Since 2003

Principal occupation(s) during past 5 years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

Number of portfolios in fund complex overseen by Trustee	N/A

Other board member- ships held by Trustee	N/A

52   Legg Mason Partners Variable Lifestyle Series

THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with fund[1]	Assistant Secretary

Term of office[1] and Length of time served[2]	Since 2000

Principal occupation(s) during past 5 years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

Number of portfolios in fund complex overseen by Trustee	N/A

Other board member- ships held by Trustee	N/A

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with fund[1]	Controller

Term of office[1] and Length of time served[2]	Since 2007

Principal occupation(s) during past 5 years	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

Number of portfolios in fund complex overseen by Trustee	N/A

Other board member- ships held by Trustee	N/A

Legg Mason Partners Variable Lifestyle Series   53

Additional information (unaudited) continued

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with fund[1]	Controller

Term of office[1] and Length of time served[2]	Since 2005

Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Number of portfolios in fund complex overseen by Trustee	N/A

Other board member- ships held by Trustee	N/A

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a Fund in the Legg Mason Partners Fund complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

54   Legg Mason Partners Variable Lifestyle Series

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2008:

	Lifestyle Allocation 85%
Record Date:	6/21/2007	12/27/2007

Payable Date:	6/22/2007	12/28/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	3.23%	8.95%

Long-Term Capital Gain Dividend	$0.954761	—

	Lifestyle Allocation 70%
Record Date:	6/21/2007	12/27/2007

Payable Date:	6/22/2007	12/28/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	22.39%	15.15%

Long-Term Capital Gain Dividend	$0.189899	—

	Lifestyle Allocation 50%
Record Date:	6/21/2007	12/20/2007	12/27/2007

Payable Date:	6/22/2007	12/21/2007	12/28/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	17.32%	—	8.44%

Long-Term Capital Gain Dividend	$0.073576	$0.042603	—

Please retain this information for your records.

Legg Mason Partners Variable Lifestyle Series   55

Legg Mason Partners Variable Lifestyle Series

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Legg Mason Global Asset
Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PFPC Inc.
4400 Computer Drive
Westborough,
Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Lifestyle Series

Legg Mason Partners Variable Lifestyle Allocation 85%
Legg Mason Partners Variable Lifestyle Allocation 70%
Legg Mason Partners Variable Lifestyle Allocation 50%

The Portfolios are separate investment series of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.

Legg Mason Partners Variable Lifestyle Series
Legg Mason Partners Funds
55 Water Street
32nd Floor
New York, New York 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Lifestyle Allocation 85%, Legg Mason Partners Variable Lifestyle Allocation 70% and Legg Mason Partners Variable Lifestyle Allocation 50%. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current prospectus.

Investors should consider each Portfolio’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007 based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01436 3/08 SR08-531

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2007 and January 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,000 in 2007 and $53,100 in 2008.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2007 and $7,500 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $8,200 in 2007 and $8,600 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2008.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: April 2, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: April 2, 2008

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: April 2, 2008